As filed with the Securities and Exchange Commission on March 31, 2006

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 31, 2005

ROYALE ENERGY, INC.
(Exact name of registrant as specified in its charter)

California	0-22750	33-02224120
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7676 Hazard Center Drive, Suite 1500
San Diego, California 92108
(Address of principal executive office)
Issuer's telephone number: (619) 297-8505

Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition

On March 31, 2006, Royale Energy released the attached press release reporting earnings for the fourth quarter and full fiscal year of 2005.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: March 31, 2006	/s/ Donald H. Hosmer
Donald H. Hosmer, President